UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22715
Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2019 – November 30, 2019

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

11.30.2019 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Credit Allocation Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com CEF-GGM-SAR-1119

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2019

We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2019.
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2019, the Fund provided a total return based on market price of 3.97% and a total return based on NAV of 1.67%. As of November 30, 2019, the Fund’s market price of $20.18 represented a premium of 6.21% to its NAV of $19.00.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
From June 2019 through November 2019, the Fund paid a monthly distribution of $0.1813 per share. The November distribution represents an annualized distribution rate of 10.78% based on the Fund’s closing market price of $20.18 on November 30, 2019. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 13, and Note 2(f) on page 39 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 57 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	November 30, 2019

Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.
Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Credit Allocation Fund
December 31, 2019

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2019

U.S. real gross domestic product (“GDP”) growth held roughly steady at a 2.1% annualized rate in the third quarter of 2019 versus 2.0% in the second quarter. The data showed a moderation in government spending and personal consumption expenditure growth, which came in at 3.1% annualized after an unsustainably strong 4.6% reading in the prior quarter. However, this was largely offset by a smaller drag from inventories and net exports.
Despite the pullback in consumer spending growth, the U.S. household sector has remained a bright spot as clouds have gathered over the global economy. The manufacturing sector has borne the brunt of the escalation in U.S.-China tariffs, while also contending with headwinds in the form of U.S. dollar appreciation and weakness in foreign demand. Beyond the U.S., the trade conflict and China’s ongoing financial deleveraging have detracted from global trade volumes, which are contracting on a year-over-year basis for the first time since 2009. The global trade recession has weighed on GDP growth in economies that are particularly trade- and investment-oriented. Real GDP growth in China slowed to 6.0% year over year in the third quarter, the slowest pace in several decades, while German GDP grew by just 0.3% annualized in the third quarter of 2019 after contracting by 1.0% in the prior quarter.
The good news is that the manufacturing sector represents only 11.0% of U.S. GDP and 8.4% of non-farm payrolls. We see encouraging signs of an upturn in goods production, which a tentative U.S.-China trade truce should support. Meanwhile, growth in the much larger services sector has moderated, with real personal spending on services having softened over the past year. Also noteworthy to us was the decline in the employment diffusion index of the IHS Markit purchasing managers index (“PMI”) for services, which fell to 47.5 in October before rebounding in November and December. Global PMIs also showed a sequential improvement in labor market conditions in November.
Fiscal policy is estimated to have boosted U.S. real GDP growth by about 0.6% in 2019. This substantial fiscal support should fade in 2020, resulting in no contribution to growth (a shift in the growth impulse). We expect the U.S. Federal Reserve (the “Fed”) to remain on hold in the near term, with monetary policymakers having indicated that the bar is high for further rate changes. This message has since been reinforced by the Fed’s senior leadership, who have noted that “monetary policy is in a good place.” The recent rally in stocks and bear steepening (widening caused by long-term interest rates increasing at a faster rate than short-term rates) of the yield curve suggests that markets agree.
The Fed’s mid-cycle adjustment appears to have successfully staved off recession. The expansion will likely continue in the near term with the help of global monetary easing efforts that are helping to drive risk assets higher. Year-to-date performance across different asset classes shows rates and cyclical equities both delivering better returns than credit, although the Fed’s easing will likely allow risks to build in certain areas of the credit markets. For now, we continue to focus on income and capital preservation.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited)	November 30, 2019

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2019.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).
The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.

6 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The Fund uses financial leverage (borrowing and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the six months ended November 30, 2019?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2019, the Fund provided a total return based on market price of 3.97% and a total return based on NAV of 1.67%. In addition, the Fund had an annualized distribution rate of 10.78% based on the Fund’s closing market price. As of November 30, 2019, the Fund’s market price of $20.18 represented a premium of 6.21% to its NAV of $19.00. As of May 31, 2019, the Fund’s market price of $20.52 represented a premium of 3.85% to its NAV of $19.76.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
How did other markets perform in this environment for the six-month period ended November 30, 2019?

Index	Total Return
Bloomberg Barclays U.S. Corporate High Yield Index	4.27%
Credit Suisse Leveraged Loan Index	1.21%
Bloomberg Barclays U.S. Aggregate Bond Index	3.81%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	1.61%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	1.95%
S&P 500 Index	15.26%

What were the distributions over the period?
From June 2019 through November 2019, the Fund paid a monthly distribution of $0.1813 per share. The November distribution represents an annualized distribution rate of 10.78% based on the Fund’s closing market price of $20.18 on November 30, 2019.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 13, and Note 2(f) on page 39 for more information on distributions for the period.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

What influenced the Fund’s performance?
Leveraged credit investments delivered positive performance over the period, amid Federal Reserve monetary easing efforts and progress on US-China trade discussions. High yield spreads continued to tighten compared to the start of the year. Fundamentals in the corporate sector remain supportive of more levered corporate issuers, with earnings better than feared and a trailing 12-month default rate that, while rising, is well below the historical average.
The Bloomberg Barclays U.S. Corporate High Yield Index returned 4.27% for the six-month period, while the Credit Suisse Leveraged Loan Index returned 1.21%. In the high yield market, higher quality outperformed with BB bonds (+5.99%) ahead of B bonds (+4.74%) and CCC bonds (-1.90%), suggesting investor resistance to owning lower quality bonds at this stage of the business cycle. Similarly, in the bank loan market, BB loans (+2.56%) outperformed B loans (+1.17%) and CCC loans (-3.60%).
The Fund was negatively impacted by an overweight to energy credits. The energy sector underperformed even as oil prices, as measured by West Texas Intermediate crude (“WTI”), were steady and ended the period at $55 per barrel. Specifically, exploration and production and oil field service companies have come under pressure as they continue to outspend free cash flow, while concerns around leverage ticks up in a range-bound commodity price environment. In addition, there were a few individual investments in the Fund that underperformed the broader market. This was partially offset by strong security selection in the industrial and brokerage sectors.
How is the Fund positioned for the coming months?
The Fund is well-positioned across its three primary asset class exposures, with the largest allocation to high yield bonds, followed by bank loans and a small allocation to asset-backed securities (“ABS”). The mix between bonds and loans varies according to the relative valuation of the two asset classes and availability of attractively priced assets. We continue to focus on more defensive credits with consistent cash flow and sustainable debt profiles. Among the high yield allocation, the Fund’s exposure to B-rated credits is its largest, and the Fund has incrementally added to B-rated exposure while moderately reducing the CCC-rated exposure.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 2% of the Fund. The Fund uses forward foreign currency exchange contracts to hedge exchange rate risk, which minimizes the effects of currency fluctuations.
Any other comments about the Fund?
The increased demand for the more liquid parts of the bond universe has created attractive relative value opportunities in middle market bonds compared to larger capital structures. The Fund continues to avoid companies with heavy capital expenditure needs that can impair cash flow generation towards the latter part of the economic cycle. Overall, we remain focused on credit selection, which we believe will become increasingly important to returns in the event of market volatility.

8 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

What is the Fund’s duration?
The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration. The effective duration for the Fund as of November 30, 2019, was below three years. A sizable allocation to bank loans, whose coupons generally reset quarterly, provides some protection against changes in interest rates.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from a portfolio that is not leveraged.
With the low cost of borrowing and stability in the fundamentals of American companies, the amount of leverage used by the Fund is highly accretive to income generation. The Fund currently employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.
As of November 30, 2019, the amount of leverage was approximately 23% of total managed assets (including the proceeds of leverage). While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the overall market. This can create volatility in Fund pricing, but should not affect the Fund’s ability to pay dividends under normal circumstances.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-$-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
Investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the Fund’s holdings and share price to decline. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. Investors in asset-backed securities, including collateralized loan obligations (“CLOs”), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2019

Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	November 30, 2019

Fund Statistics
Share Price	$20.18
Net Asset Value	$19.00
Premium to NAV	6.21%
Net Assets ($000)	$154,810

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED NOVEMBER 30, 2019
	Six Month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	1.67%	6.19%	5.66%	6.08%	6.22%
Market	3.97%	16.45%	9.27%	8.16%	6.57%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	78.2%
Senior Floating Rate Interests	46.0%
Common Stocks	2.2%
Exchange-Traded Funds	1.9%
Asset-Backed Securities	1.9%
Preferred Stocks	0.7%
Money Market Fund	0.1%
Total Investments	131.0%
Other Assets & Liabilities, net	(31.0%)
Net Assets	100.0%

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

12 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2019

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2019, 15% of the distributions were characterized as return of capital and 85% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2019 will be reported to shareholders in January 2020.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	November 30, 2019

% of
Ten Largest Holdings	Total Net Assets
Vector Group Ltd., 6.13%	3.1%
NES Global Talent, 7.43%	2.9%
KeHE Distributors LLC / KeHE Finance Corp., 8.63%	2.7%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.88%	2.5%
Teneo Holdings LLC, 7.02%	2.4%
Hunt Companies, Inc., 6.25%	2.4%
EIG Investors Corp., 10.88%	2.3%
AmWINS Group, Inc., 7.75%	2.3%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.88%	2.3%
LBC Tank Terminals Holding Netherlands BV, 6.88%	2.2%
Top Ten Total	25.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Investments
AA	0.2%
A	0.2%
BBB	1.9%
BB	23.3%
B	44.6%
CCC	19.3%
NR**	7.3%
Other Instruments
Common Stocks	1.7%
Exchange-Traded Funds	1.5%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2019

	Shares	Value

COMMON STOCKS† – 2.2%
Utilities – 1.3%
TexGen Power LLC*,††	46,457	$ 2,067,336

Consumer, Non-cyclical – 0.7%
ATD New Holdings, Inc.*,††	24,428	610,700
Chef Holdings, Inc.*,†††,1	3,007	364,569
Targus Group International Equity, Inc.*,†††,1,2	32,060	55,986
Total Consumer, Non-cyclical		1,031,255

Energy – 0.1%
SandRidge Energy, Inc.*	57,766	190,050

Technology – 0.1%
Qlik Technologies, Inc. – Class A*,†††,1	56	72,131
Qlik Technologies, Inc. – Class B*,†††,1	13,812	–
Total Technology		72,131

Industrial – 0.0%
BP Holdco LLC*,†††,1,2	65,965	23,292
Vector Phoenix Holdings, LP*,†††,1	65,965	5,520
Ursa Insulation BV*,†††,1	135,131,158	–
Total Industrial		28,812

Financials – 0.0%
Sparta Systems Escrow*,†††,1	1,922	–
Total Common Stocks
(Cost $6,203,388)		3,389,584

PREFERRED STOCKS†† – 0.7%

Financial – 0.7%
American Equity Investment Life Holding Co. 5.95%*	46,000	1,164,260
Total Preferred Stocks
(Cost $1,150,000)		1,164,260

EXCHANGE-TRADED FUNDS† – 1.9%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	110,000	2,935,900
Total Exchange-Traded Funds
(Cost $2,985,062)		2,935,900

MONEY MARKET FUND† – 0.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.52%[5]	162,267	162,267
Total Money Market Fund
(Cost $162,267)		162,267

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 78.2%
Consumer, Non-cyclical – 19.3%
Vector Group Ltd.
6.13% due 02/01/25[6,7]	4,950,000	$ 4,733,437
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[6,7]	4,000,000	4,160,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[6,7]	4,451,000	3,805,605
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[6,7]	3,800,000	3,315,500
Beverages & More, Inc.
11.50% due 06/15/22[8]	4,695,000	2,957,850
Par Pharmaceutical, Inc.
7.50% due 04/01/27[7]	2,650,000	2,504,250
Nathan’s Famous, Inc.
6.63% due 11/01/25[7]	2,450,000	2,474,500
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[7]	2,024,000	1,927,860
Carriage Services, Inc.
6.63% due 06/01/26[7]	985,000	1,031,788
Sotheby’s
7.38% due 10/15/27[7]	850,000	829,812
AMN Healthcare, Inc.
4.63% due 10/01/27[7]	800,000	806,000
Centene Corp.
4.63% due 12/15/29[7]	500,000	524,375
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[6,7]	775,000	503,750
ASGN, Inc.
4.63% due 05/15/28[7]	325,000	326,625
Total Consumer, Non-cyclical		29,901,352

Financial – 16.2%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6,7]	2,255,000	2,300,100
6.25% due 06/03/26[7]	2,000,000	2,075,000
Hunt Companies, Inc.
6.25% due 02/15/26[6,7]	3,725,000	3,687,750
AmWINS Group, Inc.
7.75% due 07/01/26[6,7]	3,250,000	3,514,062
NFP Corp.
6.88% due 07/15/25[7]	1,940,000	1,891,500
8.00% due 07/15/25[7]	1,500,000	1,488,750
Barclays plc
7.75%[3,4,6]	3,000,000	3,240,000

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 78.2% (continued)
Financial – 16.2% (continued)
Springleaf Finance Corp.
7.13% due 03/15/26[6]	1,100,000	$ 1,267,750
6.63% due 01/15/28	200,000	221,000
Quicken Loans, Inc.
5.25% due 01/15/28[6,7]	1,375,000	1,434,751
CoreCivic, Inc.
4.75% due 10/15/27	1,750,000	1,413,125
Prosight Global Inc.
7.50% due 11/26/20†††	650,000	671,435
HUB International Ltd.
7.00% due 05/01/26[6,7]	550,000	563,750
GEO Group, Inc.
5.13% due 04/01/23	396,000	350,460
6.00% due 04/15/26	141,000	111,742
Assurant, Inc.
7.00% due 03/27/48[4]	400,000	448,500
LPL Holdings, Inc.
4.63% due 11/15/27[6,7]	400,000	405,000
Total Financial		25,084,675

Communications – 14.3%
EIG Investors Corp.
10.88% due 02/01/24[6]	3,672,000	3,607,740
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[7]	4,216,000	3,499,280
Altice France S.A.
7.38% due 05/01/26[7]	1,750,000	1,868,125
8.13% due 02/01/27[6,7]	1,300,000	1,439,750
Cengage Learning, Inc.
9.50% due 06/15/24[6,7]	3,776,000	3,197,026
Level 3 Financing, Inc.
3.88% due 11/15/29[7]	1,850,000	1,860,712
4.63% due 09/15/27[6,7]	1,025,000	1,042,937
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75% due 03/01/30[6,7]	2,000,000	2,055,000
MDC Partners, Inc.
6.50% due 05/01/24[6,7]	1,041,000	947,310
Telenet Finance Luxembourg Note
5.50% due 03/01/28[6]	800,000	848,000
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[7]	800,000	764,160
Midcontinent Communications / Midcontinent Finance Corp.
5.38% due 08/15/27[7]	450,000	472,187

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 78.2% (continued)
Communications – 14.3% (continued)
Ziggo BV
4.88% due 01/15/30[7]	300,000	$ 307,500
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[7]	200,000	206,250
Total Communications		22,115,977

Energy – 8.7%
Indigo Natural Resources LLC
6.88% due 02/15/26[6,7]	3,625,000	3,289,688
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[6,7]	3,140,000	2,951,600
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	1,750,000	1,723,750
Unit Corp.
6.63% due 05/15/21[6]	2,828,000	1,456,420
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[7]	775,000	810,057
CNX Resources Corp.
5.88% due 04/15/22	800,000	776,000
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[6,7]	970,000	751,750
Bruin E&P Partners LLC
8.88% due 08/01/23[8]	1,089,000	696,960
Basic Energy Services, Inc.
10.75% due 10/15/23[6,8]	575,000	411,125
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[7]	463,000	307,895
Viper Energy Partners, LP
5.38% due 11/01/27[7]	200,000	207,992
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	50,000	37,750
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 09/20/23[9]	695,000	20,850
Total Energy		13,441,837

Consumer, Cyclical – 8.2%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6,7]	3,450,000	3,477,324
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[6]	2,500,000	2,250,000
Williams Scotsman International, Inc.
6.88% due 08/15/23[7]	1,475,000	1,549,738
7.88% due 12/15/22[7]	145,000	151,162
JB Poindexter & Company, Inc.
7.13% due 04/15/26[7]	1,175,000	1,225,525

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 78.2% (continued)
Consumer, Cyclical – 8.2% (continued)
Titan International, Inc.
6.50% due 11/30/23	1,475,000	$ 1,220,563
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[6,7]	1,050,000	1,072,312
Wabash National Corp.
5.50% due 10/01/25[7]	1,025,000	1,014,750
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	650,000	666,575
Total Consumer, Cyclical		12,627,949

Industrial – 6.9%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	2,700,000	2,865,580
Grinding Media Inc. / Moly-Cop AltaSteel Ltd.
7.38% due 12/15/23[6,7]	2,500,000	2,495,175
Cleaver-Brooks, Inc.
7.88% due 03/01/23[6,7]	2,053,000	1,963,181
BBA US Holdings, Inc.
4.00% due 03/01/28[7]	1,150,000	1,157,533
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[7]	950,000	995,125
Netflix, Inc.
3.63% due 01/15/30	EUR 450,000	503,299
Swissport Financing S.a r.l.
5.25% due 08/14/24	EUR 400,000	456,198
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[8]	324,330	311,746
Total Industrial		10,747,837

Basic Materials – 3.3%
Neon Holdings, Inc.
10.13% due 04/01/26[7]	2,750,000	2,770,625
Compass Minerals International, Inc.
6.75% due 12/01/27[7]	700,000	724,500
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[6,7]	600,000	618,840
United States Steel Corp.
6.88% due 08/15/25[6]	600,000	562,500
Alcoa Nederland Holding BV
6.75% due 09/30/24[6,7]	350,000	368,375
Mirabela Nickel Ltd.
due 06/24/19[8,9]	1,279,819	63,991
Total Basic Materials		5,108,831

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 78.2% (continued)
Technology – 1.3%
NCR Corp.
6.13% due 09/01/29[7]	1,050,000	$ 1,107,750
6.38% due 12/15/23	900,000	921,735
Total Technology		2,029,485
Total Corporate Bonds
(Cost $127,601,037)		121,057,943

SENIOR FLOATING RATE INTERESTS††,10 – 46.0%
Consumer, Cyclical – 14.0%
NES Global Talent
7.43% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	4,552,829	4,530,065
Accuride Corp.
7.35% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,754,250	3,003,400
Alexander Mann
5.71% (1 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,397,977
6.70% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25†††	1,300,000	1,254,500
Comet Bidco Ltd.
6.91% (1 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%,
Rate Floor: 6.00%) due 09/30/24	2,019,403	1,951,249
BBB Industries, LLC
6.20% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,786,466	1,727,299
SMG US Midco 2, Inc.
8.70% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26	1,425,000	1,432,125
EnTrans International, LLC
7.70% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††	1,321,250	1,275,006
SP PF Buyer LLC
6.20% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	850,000	766,700
SHO Holding I Corp.
6.93% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	691,791	608,776
Prime Security Services Borrower LLC (ADT)
5.03% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26	500,000	494,250
Midas Intermediate Holdco II LLC
due 08/18/21	500,000	470,940
Drive Chassis (DCLI)
10.26% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26†††	500,000	450,000
Nellson Nutraceutical
6.35% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/21†††	436,589	392,930
PT Intermediate Holdings III LLC
7.49% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	375,000	373,125
Sotheby’s
7.27% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	373,428	363,274
American Tire Distributors, Inc.
7.72% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	221,698
9.20% (1 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	149,156	130,139

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 – 46.0% (continued)
Consumer, Cyclical – 14.0% (continued)
Checkers Drive-In Restaurants, Inc.
6.16% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	488,750	$ 318,093
Blue Nile, Inc.
8.41% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	421,563	302,471
Bojangles, Inc.
6.45% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/28/26	249,375	249,894
Total Consumer, Cyclical		21,713,911

Technology – 8.3%
Lytx, Inc.
8.45% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	3,409,747	3,357,000
24-7 Intouch, Inc.
5.95% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	2,425,500	2,328,480
Planview, Inc.
11.45% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,1	2,000,000	2,019,700
Park Place Technologies LLC
9.70% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26	1,680,723	1,655,512
Dun & Bradstreet
6.70% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 02/06/26	1,400,000	1,407,000
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	1,218,729	1,118,184
GlobalFoundries, Inc.
5.88% (2 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/05/26	997,500	957,600
Targus Group International, Inc.
due 05/24/16*,†††,1,2,9	383,723	–
Total Technology		12,843,476

Industrial – 6.1%
Bhi Investments LLC
10.95% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	3,000,000	2,962,500
YAK MAT (YAK ACCESS LLC)
11.72% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	2,070,344
NA Rail Hold Co LLC (Patriot)
7.22% (3 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 10/19/26†††	1,450,000	1,460,875
Diversitech Holdings, Inc.
9.60% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	970,000
Bioplan USA, Inc.
6.45% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	846,223	744,676
National Technical
8.03% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1	721,100	697,664
Avison Young (Canada), Inc.
6.98% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	297,750	291,548
ProAmpac PG Borrower LLC
10.40% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24†††	250,000	228,750
Total Industrial		9,426,357

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 – 46.0% (continued)
Consumer, Non-cyclical – 4.9%
Springs Window Fashions
10.20% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	$ 2,733,250
Cambrex Corp.
due 11/20/26	1,700,000	1,670,250
Immucor, Inc.
7.10% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,173,000	1,165,305
CTI Foods Holding Co. LLC
8.91% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††	626,626	629,760
10.91% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24†††	90,541	85,109
Moran Foods LLC
due 12/05/23[9]	1,894,327	672,486
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.27% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	640,745	627,930
Total Consumer, Non-cyclical		7,584,090

Communications – 4.2%
Flight Bidco, Inc.
9.20% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,415,000	2,384,812
Cengage Learning Acquisitions, Inc.
5.95% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	1,526,019	1,393,546
STV Group, Inc.
due 11/22/26	1,250,000	1,240,625
Resource Label Group LLC
10.60% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	850,000	705,500
Houghton Mifflin Co.
due 11/22/24	300,000	289,500
McGraw-Hill Global Education Holdings LLC
5.70% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	287,794	262,172
Liberty Cablevision Of Puerto Rico LLC
6.77% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	150,000	151,162
Imagine Print Solutions LLC
6.46% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	268,125	106,802
Total Communications		6,534,119

Energy – 3.7%
SeaPort Financing LLC
7.21% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	2,561,346	2,510,120
Gavilan Resources LLC
7.70% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	3,280,000	1,148,000
Summit Midstream Partners, LP
7.70% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,166,218	1,123,452

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 – 46.0% (continued)
Energy – 3.7% (continued)
Permian Production Partners LLC
10.90% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24†††,9	1,995,000	$ 997,500
Total Energy		5,779,072

Financial – 2.6%
Teneo Holdings LLC
7.02% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	4,000,000	3,720,000
Aretec Group, Inc.
5.95% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	248,125	233,734
JZ Capital Partners Ltd.
7.88% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††,1	100,000	99,744
Total Financial		4,053,478

Basic Materials – 1.2%
US Salt LLC
6.45% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/16/26	995,000	996,244
Big River Steel LLC
7.10% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	540,980	534,558
Ascend Performance Materials Operations LLC
7.35% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	300,000	300,000
Total Basic Materials		1,830,802

Utilities – 1.0%
Panda Power
8.60% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,492,288	1,205,559
Stonewall
7.60% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	323,105	290,149
Total Utilities		1,495,708
Total Senior Floating Rate Interests
(Cost $77,196,793)		71,261,013

ASSET-BACKED SECURITIES†† – 1.9%
Collateralized Loan Obligations – 1.5%
Monroe Capital CLO Ltd.
2017-1A, 5.55% (3 Month USD LIBOR + 3.60%,
Rate Floor: 0.00%) due 10/22/26[7,10]	1,000,000	975,133
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[7]	500,000	498,928
Treman Park CLO Ltd.
2015-1A, due 10/20/28[7,11]	500,000	404,682
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[8,11]	600,000	339,272
Total Collateralized Loan Obligations		2,218,015

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 1.9% (continued)
Transport-Aircraft – 0.2%
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[8]	203,058	$ 179,719
Apollo Aviation Securitization Equity Trust
2016-2, 7.87% due 11/15/41	173,980	174,134
Total Transport-Aircraft		353,853

Financial – 0.2%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1	292,925	303,727
Total Asset-Backed Securities
(Cost $2,953,377)		2,875,595
Total Investments – 131.0%
(Cost $218,251,924)		$ 202,846,562
Other Assets & Liabilities, net – (31.0)%		(48,036,124)
Total Net Assets – 100.0%		$ 154,810,438

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at
			Settlement	Settlement	November 30,	Unrealized
Counterparty	Contracts to Sell	Currency	Date	Value	2019	Depreciation
Bank of America, N.A.	868,000	EUR	12/13/19	$956,868	$957,280	$(412)
Goldman Sachs International	1,097,000	GBP	12/13/19	1,409,102	1,419,356	(10,254)
						$(10,666)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Security was fair valued by the Valuation Committee at November 30, 2019. The total market value of fair valued securities amounts to $9,961,833, (cost $10,229,826) or 6.4% of total net assets.
2	Affiliated issuer.
3	Perpetual maturity.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Rate indicated is the 7-day yield as of November 30, 2019.
6
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2019, the total value of securities segregated was $58,774,049.

7
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $92,854,042 (cost $94,320,024), or 60.0% of total net assets.

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

8
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,960,663 (cost $8,043,303), or 3.2% of total net assets — See Note 12.

9	Security is in default of interest and/or principal obligations.
10
Variable rate security. Rate indicated is the rate effective at November 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
plc	Public Limited Company

See Sector Classification in Other Information section.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2019 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$190,050	$2,678,036	$521,498	$3,389,584
Preferred Stocks	—	1,164,260	—	1,164,260
Exchange-Traded Funds	2,935,900	—	—	2,935,900
Money Market Fund	162,267	—	—	162,267
Corporate Bonds	—	120,386,508	671,435	121,057,943
Senior Floating Rate Interests	—	50,791,230	20,469,783	71,261,013
Asset-Backed Securities	—	2,571,868	303,727	2,875,595
Total Assets	$3,288,217	$177,591,902	$21,966,443	$202,846,562

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Forward Foreign Currency Exchange Contracts*	$—	$10,666	$—	$10,666
Unfunded Loan Commitments (Note 11)	—	—	243,564	243,564
Total Liabilities	$—	$10,666	$243,564	$254,230

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $47,183,403 are categorized as Level 2 within the disclosure hierarchy. See Note 7.
See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	November 30, 2019	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 303,727	Yield Analysis	Yield	3.0%	—
Common Stocks	521,498	Enterprise Value	Valuation Multiple	1.9x-15.8x	9.5x

		Option Adjusted Spread off
Corporate Bonds	671,435	prior month broker quote	Broker Quote	—	—
Senior Floating Rate Interests	10,474,665	Third Party Pricing	Broker Quote	—	—
			Market
Senior Floating Rate Interests	3,660,164	Model Price	Comparable Yields	5.8%-10.2%	9.4%
Senior Floating Rate Interests	3,456,744	Yield Analysis	Yield	8.1%-8.9%	8.9%
Senior Floating Rate Interests	2,019,700	Model Price	Liquidation Value	—	—
		Option Adjusted Spread off
Senior Floating Rate Interests	858,510	prior month broker quote	Broker Quote	—	—
Total Assets	$ 21,966,443

Liabilities:
Unfunded Loan Commitments	$ 243,564	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value, market comparable yields or valuation multiple would generally result in significant changes in the fair value of the security.
The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2019, the Fund had securities with a total value of $9,499,175 transfer into Level 3 from Level 2 due to lack of observable inputs at period end. There were no other securities that transferred between levels.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2019:

	Assets					Liabilities
			Senior
	Asset-		Floating			Unfunded
	Backed	Corporate	Rate	Common	Total	Loan
	Securities	Bonds	Interests	Stocks	Assets	Commitments
Beginning Balance	$343,748	$674,779	$11,559,888	$539,768	$13,118,183	$(280,602)
Purchases/(Receipts)	–	–	1,794,123	–	1,794,123	–
(Sales, maturities and
paydowns)/Fundings	(48,393)	–	(2,453,915)	(56,852)	(2,559,160)	–
Amortization of
discount/premiums	–	–	20,946	–	20,946	–
Total realized gains or losses
included in earnings	–	–	17,457	37,966	55,423	11,576
Total change in unrealized
appreciation (depreciation)
included in earnings	8,372	(3,344)	32,109	616	37,753	25,462
Transfers into Level 3	–	–	9,499,175	–	9,499,175	–
Ending Balance	$303,727	$671,435	$20,469,783	$521,498	$21,966,443	$(243,564)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
November 30, 2019	$8,372	$(3,344)	$32,403	$616	$38,047	$28,973

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.
See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2019

Transactions during the period ended November 30, 2019, in which the company is an affiliated issuer, were as follows:

						Change in			Shares/
					Realized	Unrealized			Face
	Value				Gain	Appreciation	Value		Amount	Investment
Security Name	05/31/19		Additions	Reductions	(Loss)	(Depreciation)	11/30/19		11/30/19	Income
Common Stocks
BP Holdco LLC *,1	$23,292		$–	$–	$–	$–	$23,292		65,965	$–
Targus Group
International
Equity, Inc. *,1	70,382		–	(18,887)	–	4,491	55,986		32,060	–
Senior Floating
Rate Interests
Targus Group
International, Inc.
due 05/24/16*,1,2,3	–	**	–	–	–	–	–	**	383,723	–
	$93,674		$–	$(18,887)	$–	$4,491	$79,278			$–

*	Non-income producing security.
**	Market value is less than $1.
[1]
Security was fair valued by the Valuation Committee at November 30, 2019. The total market value of fair valued and affiliated securities amounts to $79,278, (cost $382,547) or less than 0.1% of total net assets.

[2]	Security is in default of interest and/or principal obligations.
[3]
Variable rate security. Rate indicated is the rate effective at November 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 29

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2019

ASSETS:
Investments in unaffiliated issuers, at value (cost $217,869,377)	$202,767,284
Investments in affiliated issuers at value (cost $382,547)	79,278
Cash	162,659
Restricted cash	550,000
Prepaid expenses	4,279
Receivables:
Interest	2,730,807
Investments sold	2,593,605
Fund shares sold	243,006
Tax reclaims	12,190
Other assets	621
Total assets	209,143,729
LIABILITIES:
Reverse repurchase agreements (Note 7)	47,183,403
Unfunded loan commitments, at value (Note 11) (commitment fees received $352,933)	243,564
Unrealized depreciation on forward foreign currency exchange contracts	10,666
Payable for:
Investments purchased	6,544,867
Investment advisory fees	168,329
Offering costs	55,683
Professional fees	33,151
Printing fees	26,996
Trustees’ fees and expenses*	26,354
Accrued expenses and other liabilities	40,278
Total liabilities	54,333,291
NET ASSETS	$154,810,438

NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
8,146,606 shares issued and outstanding	$81,466
Additional paid-in capital	188,157,654
Total distributable earnings (loss)	(33,428,682)
NET ASSETS	$154,810,438
Shares outstanding ($0.01 par value with unlimited amount authorized)	8,146,606
Net asset value	$19.00

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2019
For the Six Months Ended November 30, 2019

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$8,643,940
Dividends from securities of unaffiliated issuers	55,063
Total investment income	8,699,003
EXPENSES:
Investment advisory fees	1,005,881
Interest expense	616,585
Professional fees	91,710
Fund accounting fees	42,081
Trustees’ fees and expenses*	33,123
Administration fees	27,567
Printing fees	20,622
Custodian fees	15,188
Registration and filing fees	13,197
Transfer agent fees	9,708
Insurance	3,674
Miscellaneous	5,295
Total expenses	1,884,631
Net investment income	6,814,372
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,130,946)
Forward foreign currency exchange contracts	52,012
Foreign currency transactions	134
Net realized loss	(1,078,800)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,508,906)
Investments in affiliated issuers	4,491
Forward foreign currency exchange contracts	(55,400)
Foreign currency translations	239
Net change in unrealized appreciation (depreciation)	(3,559,576)
Net realized and unrealized loss	(4,638,376)
Net increase in net assets resulting from operations	$2,175,996

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 31

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2019

	Six Months Ended
	November 30, 2019	Year Ended
	(Unaudited)	May 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,814,372	$14,041,526
Net realized loss on investments	(1,078,800)	(6,941,891)
Net change in unrealized appreciation (depreciation) on investments	(3,559,576)	(3,711,447)
Net increase in net assets resulting from operations	2,175,996	3,388,188
DISTRIBUTIONS:
Distributions to shareholders	(8,417,598)	(14,522,749)
Return of capital	—	(1,526,197)
Total Distributions	(8,417,598)	(16,048,946)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	14,437,997	550,344
Reinvestments of distributions	272,123	310,093
Common shares offering costs charged to paid-in-capital	(87,947)	(3,353)
Net increase in net assets resulting from shareholder transactions	14,622,173	857,084
Net increase (decrease) in net assets	8,380,571	(11,803,674)
NET ASSETS:
Beginning of period	146,429,867	158,233,541
End of period	$154,810,438	$146,429,867

See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2019
For the Six Months Ended November 30, 2019

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$2,175,996
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	3,504,415
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	55,400
Net realized loss on investments	1,130,946
Net accretion of bond discount and amortization of bond premium	(635,435)
Purchase of long-term investments	(53,720,367)
Proceeds from sale of long-term investments	49,039,018
Net purchases of short-term investments	(162,267)
Corporate actions and other payments	68,452
Decrease in interest receivable	156,903
Increase in investments sold receivable	(1,442,843)
Increase in tax reclaims receivable	(909)
Increase in prepaid expenses	(10)
Increase in other assets	(621)
Increase in investments purchased payable	1,690,790
Commitment fees received and repayments of unfunded loan commitments	185,661
Loan commitment fundings	(530,818)
Increase in printing fees payable	5,353
Increase in trustees’ fees and expenses payable*	6,786
Decrease in investment advisory fees payable	(6,894)
Decrease in professional fees payable	(67,496)
Increase in accrued expenses and other liabilities	11,994
Net Cash Provided by Operating and Investing Activities	$1,464,054
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	14,315,388
Distributions to common shareholders	(8,145,475)
Proceeds from reverse repurchase agreements	300,674,601
Payments made on reverse repurchase agreements	(308,473,689)
Offering costs in connection with the issuance of common shares	(36,735)
Net Cash Used in Financing Activities	$(1,665,910)
Net decrease in cash	(201,856)
Cash at Beginning of Period	914,515
Cash at End of Period (including restricted cash)**	$712,659
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$581,096
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$272,123

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $162,659 of cash and $550,000 of segregated cash for reverse repurchase agreements with broker.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS	November 30, 2019

	Period Ended
	November 30, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015
Per Share Data:
Net asset value, beginning of period	$19.76	$21.47	$22.62	$20.53	$23.34	$24.71
Income from investment operations:
Net investment income(a)	0.88	1.90	2.05	1.91	2.02	1.95
Net gain (loss) on investments (realized and unrealized)	(0.55)	(1.43)	(1.02)	2.36	(2.65)	(1.16)
Total from investment operations	0.33	0.47	1.03	4.27	(0.63)	0.79
Less distributions from:
Net investment income	(1.09)	(1.97)	(2.18)	(2.18)	(2.18)	(1.57)
Capital gains	—	—	—	—	—	(0.59)
Return of capital	—	(0.21)	—	—	—	—
Total distributions to shareholders	(1.09)	(2.18)	(2.18)	(2.18)	(2.18)	(2.16)
Net asset value, end of period	$19.00	$19.76	$21.47	$22.62	$20.53	$23.34
Market value, end of period	$20.18	$20.52	$22.70	$23.18	$19.86	$23.07
Total Return(b)
Net asset value	1.67%	2.47%	4.68%	21.55%	(2.31)%	3.45%
Market value	3.97%	0.62%	7.99%	28.83%	(4.00)%	2.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$154,810	$146,430	$158,234	$158,663	$136,142	$154,753
Ratio to average net assets of:
Net investment income including interest expense(c)	9.03%[e]	9.34%	9.24%	8.67%	9.68%	8.23%
Total expenses, including interest expense	2.50%[e]	2.99%	2.61%	2.52%	2.27%	2.04%
Portfolio turnover rate	24%	52%	46%	47%	63%	55%

See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2019

	Period Ended
	November 30, 2019	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015
Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	N/A	N/A	N/A	$4,500	N/A	N/A
Asset Coverage per $1,000 of borrowings(d)	N/A	N/A	N/A	$36,258	N/A	N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribution are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)
Excluding interest expense, the annualized operation expense ratios would be 1.68%, 1.77%, 1.75%, 1.88%, 1.82% and 1.76% for the period ended November 30, 2019 and the years ended May 31, 2019, May 31, 2018, May 31, 2017, May 31, 2016 and May 31, 2015, respectively.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
(e)	Annualized.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2019

Note 1 – Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. Dividend

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

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Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(g) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$–	$1,869,389

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	–	Unrealized depreciation
on forward foreign
currency exchange contracts

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The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2019:

Forward Foreign Currency
	Primary Risk Exposure	Exchange Risk
Liability Derivative Investments Value	Foreign Currency Exchange Risk	$ 10,666

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ 52,012

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ (55,400)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented on the	in the Statement of
	Amounts of	Statement of	Statement of	Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward
foreign
currency
exchange
contracts	$10,666	$—	$10,666	$—	$—	$10,666
Reverse
repurchase
agreements	47,183,403	—	47,183,403	(46,633,403)	(550,000)	—

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

following table presents deposits held by others in connection with derivative investments as of November 30, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
BMO Capital Markets Corp.	Reverse repurchase
	agreements	$ 290,000	$ –
Credit Suisse Securities (USA) LLC	Reverse repurchase
	agreements	260,000	–

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US) LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $49,994,626. The weighted average interest rate was 2.46%. As of November 3, 2019, there was $47,183,403 in reverse repurchase agreements outstanding.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2019, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
	Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$21,025,393	$8,308,782	$17,849,228	$–	$47,183,403
Gross amount of
recognized liabilities
for reverse
repurchase
agreements	$21,025,393	$8,308,782	$17,849,228	$–	$47,183,403

As of November 30, 2019, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	0.50% - 1.70%*	Open Maturity	$ 4,410,870
BMO Capital Markets Corp.	2.07%*	Open Maturity	1,861,065
BMO Capital Markets Corp.	1.95% - 2.30%	12/05/19 - 02/06/20	15,888,770
BNP Paribas Securities Corp.	2.25%	01/15/20	1,119,950
Credit Suisse Securities (USA) LLC	1.75% - 2.15%*	Open Maturity	3,275,359
Credit Suisse Securities (USA) LLC	2.30%	01/15/20	2,826,839
J.P. Morgan Securities LLC	1.90% - 2.25%*	Open Maturity	3,715,531
Nomura Securities International, Inc.	2.15% - 2.20%*	Open Maturity	5,370,066
RBC Capital Markets LLC	2.05% - 2.10%*	Open Maturity	2,392,502
RBC Capital Markets LLC	2.27% - 2.28%	01/15/20 - 02/06/20	6,322,451
			$47,183,403

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of November 30, 2019.

Note 8 – Borrowings
On September 16, 2016, the Fund entered into a $70,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 1%. As of and for the period ended November 30, 2019, there was no outstanding borrowings in connection with the Fund’s credit facility.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
At November 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:
			Net Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$218,251,924	$3,455,997	$(18,872,025)	$(15,416,028)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

As of May 31, 2019, (the most recent fiscal year end for federal income tax purposes) tax components of distributable earnings/(loss) were as follows:
Undistributed	Undistributed		Accumulated
Ordinary	Long-Term	Net Unrealized	Capital and
Income	Capital Gain	Depreciation	Other Losses	Total
$–	$–	$(12,818,565)	$(14,368,515)	$(27,187,080)

For the year ended May 31, 2019, (the most fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was follows:
Ordinary	Long-Term	Return of	Total
Income	Capital Gains	Capital	Distributions
$14,522,749	$–	$1,526,197	$16,048,946

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Securities Transactions
For the period ended November 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$53,720,367	$49,039,018

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period November 30, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$636,375	$2,652,656	$52,656

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

securities, and liquid term loans as a reserve. As of November 30, 2019, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $58,774,049.
The unfunded loan commitments as of November 30, 2019, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Alexander Mann	12/16/24	GBP 1,250,000	$179,649
Aspect Software, Inc.	07/15/23	253,514	3,108
Cypress Intermediate Holdings III, Inc.	04/27/22	450,000	26,676
Examworks Group, Inc.	01/27/23	500,000	23,257
Lytx, Inc.	08/31/22	157,895	10,874
			$243,564
* The face amount is denominated in U.S. dollars unless otherwise indicated.

GBP – British Pound

Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23[1]	09/25/18	$570,514	$411,125
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	4,352,302	2,957,850
Bruin E&P Partners LLC
8.88% due 08/01/23	07/23/18	1,081,455	696,960
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[2]	09/17/15	356,464	339,272
Mirabela Nickel Ltd.
due 06/24/19[3]	12/31/13	1,160,920	63,991
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27	02/05/14	321,057	311,746
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	200,591	179,719
		$8,043,303	$4,960,663

[1]	All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments.
[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]	Security is in default of interest and/or principal obligations.

Note 13 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,146,606 issued and outstanding.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2019

Transactions in common shares were as follows:

	Period ended	Year ended
	November 30, 2019	May 31, 2019
Beginning shares	7,411,671	7,370,148
Shares issued through at-the-market offering	720,924	26,349
Shares issued through dividend reinvestment	14,011	15,174
Ending shares	8,146,606	7,411,671

On September 10, 2019, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $100,000,000 of common shares. On September 10, 2019, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 2,700,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
As of November 30, 2019, up to 1,979,076 shares remained available under the at-the-market sales agreement. The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred.
Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of June 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which was applied on a modified-retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.
Note 15 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 49

OTHER INFORMATION (Unaudited)	November 30, 2019

Federal Income Tax Information
In January 2020, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by you in the calendar year 2019.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classifica -tion System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Credit Allocation Fund and their principal business occupations during the past five years:
	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2013	Current: Private Investor (2001-present).	158	Current: Trustee, Purpose Investments
(1951)					Funds (2013-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Angela	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm).	157	Current: Hunt Companies, Inc. (2019-
Brock-Kyle					present).
(1959)			Former: Senior Leader, TIAA (financial services firm) (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Donald A.	Trustee and	Since 2014	Current: Retired.	157	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chairman of
(1946)	the Valuation		Former: Business broker and manager of commercial real estate,
	Oversight		Griffith & Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust
(1946)	Chairman of				(2000-present).
the Audit
	Committee				Former: Westar Energy, Inc. (2004-2018).
Roman	Trustee and	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company	157	Former: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-2019)
(1946)	the Contracts
Review Committee
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment adviser)	157	Current: US Global Investors (GROW)
Lydon, Jr.	Vice Chairman		(1996-present).		(1995-present); and Harvest Volatility
(1960)	of the Contracts				Edge Trust (3) (2017-present).
Review Committee
Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Momkus LLC (2016-present).	158	Current: PPM Funds (9) (2018-present);
(1953)	Chairman of the				Edward-Elmhurst Healthcare System
	Nominating and Governance Committee		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		(2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Sandra G.	Trustee	Since 2019	Current: Retired	157	Current: SPDR Series Trust (78) (2018-
Sponem					present); SPDR Index Shares Funds (31)
(1958)			Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson		(2018-present); SSGA Active Trust (12)
			Companies, Inc. (general contracting firm) (2007-2017).		(2018-present); and SSGA Master Trust
(1) (2018-present).
Ronald E.	Trustee and	Since 2013	Current: Portfolio Consultant (2010-present); Member, Governing Council,	157	Current: Western Asset Inflation-Linked
Toupin, Jr.	Chairman of		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
(1958)	the Board		Investment Company Institute (2018-present).		(2004-present); Western Asset
Inflation-Linked Income Fund
			Former: Member, Executive Committee, Independent Directors Council (2016-2018);		(2003-present).
Vice President, Manager and Portfolio Manager, Nuveen Asset Management
			(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);		Former: Managed Duration Investment
			Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and		Grade Municipal Fund (2003-2016).
Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

52 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
INTERESTED TRUSTEE:
Amy J. Lee***	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	157	Current: Hunt Companies, Inc. (2019-
(1961)	Vice President	(Trustee)	(2018-present); President, certain other funds in the Fund Complex		present).
	and Chief		(2017-present); Chief Legal Officer, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2014-present); Vice President, certain other funds in the Fund Complex		Former: Infinity Property & Casualty
		(Chief Legal	(2007-present); Senior Managing Director, Guggenheim Investments		Corp. (2014-2018).
		Officer)	(2012-present).

		Since 2013	Former: President and Chief Executive Officer (2017- 2018); President,
		(Vice President)	certain other funds in the Fund Complex (2017-2019); Vice President,
Associate General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.
— Messrs. Barnes and Chubb and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2020.
— Messrs. Farley, Friedrich, Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2021.
— Mr. Toupin and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2022.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	November 30, 2019

OFFICERS
The Officers of the Guggenheim Credit Allocation Fund, who are not Trustees, and their principal occupations during the past five years:
Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer,
(1972)	Chief Executive		Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative
	Officer		Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2013	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present).
(1966)	Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2013	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E.	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Mathiasen
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer

54 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2019

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Megaris	Secretary
(1984)
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2013	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for
Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration,
Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2013	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	November 30, 2019

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

56 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2019

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 57

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

58 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION	November 30, 2019

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Angela Brock-Kyle	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator and Accounting Agent
Amy J. Lee*	MUFG Investor Services (US), LLC
Rockville, MD
Thomas F. Lydon, Jr.
Custodian
Ronald A. Nyberg	The Bank of New York Mellon Corp.
New York, NY
Sandra G. Sponem
Legal Counsel
Ronald E. Toupin, Jr.,	Dechert LLP
Chairman	Washington, D.C.

* This Trustee is an “interested person” (as	Independent Registered Public
defined in Section 2(a)(19) of the 1940	Accounting Firm
Act) (“Interested Trustee”) of the Fund be-	Ernst & Young LLP
cause of her position as President of the In-	Tysons, VA
vestment Adviser and Sub-Adviser.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 59

FUND INFORMATION continued	November 30, 2019

Privacy Principles of Guggenheim Credit Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/ggm. The Fund’s Forms N-PORT and N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC and that information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

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GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 63

ABOUT THE FUND MANAGERS	November 30, 2019

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGM-SAR-1119

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)  Not applicable for a semi-annual reporting period.
(b)  There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)    Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Credit Allocation Fund
By:      /s/ Brian E. Binder
Name: Brian E. Binder
Title:   President and Chief Executive Officer
Date:    February 10, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Brian E. Binder
Name: Brian E. Binder
Title:   President and Chief Executive Officer
Date:    February 10, 2020
By:        /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     February 10, 2020